REALCO INTERNATIONAL,INC.

17 Meromei Hasodeh Kiryat Sefer

Modin Illit,Israel

THIS  AGREEMENT  made  as  of  the  18th day  of  February  2014  between  Israel  RE

Vision  Group  60  Nachal  Dolev  Ramat  Beit  Shemesh,Israel   (hereinafter  collectively  referred  to

as  the  "Owner"),  and  Realco  International  inc.   Having  offices  at  17  Meromei  Hasodeh,Kiryat

Sefer  Modin Illit,Israel (hereinafter referred to as the "Agent").

WITNESSETH

The parties hereto agree as follows:

1:

Hereby   accepts   appointment,   on   the   terms   and   conditions

hereinafter provided, as managing Sales agent of new and existing developments of apartments and  residential  homes  located  in  Jerusalem,  Israel.  Realco  will  receive  $5,000  per  month  from

Israel  Re  vision  group  for  marketing  and  services,  in  addition  Realco  will  be  paid  3%  for  any new real estate sales by them to be paid at closing

2:

The  agent  shall  perform  the  following  services  with  due  diligence  and care:

(a)

Cause  to  be  hired,  paid  and  supervised,  all  persons  necessary  to be  employed  in  order  to  market  and  sell  properties  being  developed  that  are  new  construction as well as existing properties thought Israel

(b)

Cause  the  Building  of  these  projects  to  be  maintained  in  such condition  as  may  be  deemed  advisable  by  the  contracts  of  the  buyers,  including  interior  and exterior , preservation or safety of the Building or for the safety of the buyers, or other persons.

(c)

Recommend,  and  with  the  approval  of  the  buyer,  cause,  all  such acts and things to be done in or about the Building  as shall be necessary or desirable  to comply

with  any  and  all  orders  or  violations  affecting  the  properties,  placed  thereon  by  any   municipal

authority having jurisdiction thereof,  if failure to comply promptly with any such order or violation would  or  might  expose  the  Owner,  buyer  or  the  Agent  to  criminal  liability,  the  Agent  may  cause such order or violation to be complied without consultation with the buyers

(d)

Oversee  all  necessary  construction  and  to  properly  maintain  the

Building, make all such contracts and construction are on schedule

(e)

Advise  the  Owner  with  respect  to  proper  insurance  coverage  of

the  property,   its  employees  and  if  requested  by  the  Owner,   cause  to  be  effected  and/or

maintained,   in  such  amounts  and  through  such  carriers  as  the  Owner   shall  designate  or

approve,  fire,  rent,  plate  glass,  boiler,  water  damage,  liability,  directors'  and  officers'  liability,

workers'  compensation,  employer's  liability,  disability  and  any  other  insurance  the  owner  may elect  to  carry;  and  to  cooperate  with  any  independent  insurance  broker  or  consultant  that  the

Owner  ,or  buyer  may  designate  or  approve  and  engage  for  the  purpose  of  effecting  insurance and protecting its interests with respect thereto.

(f)

Check  all  bills  received  for  services,  work  and  supplies  ordered  in

connection   with   construction,   payments,   and   operating   the   Building,   mortgage   interest,

mortgage   amortization,   water   charges,   sewer   rent,   assessments,   real   estate   taxes   and

corporate  franchise  and  other  taxes  assessed  against  the  owner  or  the  Building  as  and  when the same shall become due and payable

(g)

If   requested  by  the  Owner,   list   and  offer   for   sale,   lease  said

properties

(h)

If  requested  by  the  Owner,  accept  applications  and  references from prospective buyers or tenants

(i)

Schedule   any  outside   contractors  and,   to  the  extent   possible,

arrange the dates thereof so that there shall be a minimum of disturbance to the operation of the

Building and of inconvenience to others. .

(j)

Consider  and, when  reasonable, attend  to complaints. If the Agent shall deem any such complaint unreasonable, it shall advise the Owner of the complaint and the reason for its opinion that the complaint is unreasonable.

(k)

Cause  to  be  prepared  and  filed  the  necessary  forms  with  the  local municipal authority.

(l)

Promptly investigate  and notify the Owner of any accident of claim for  damage  which  Agent  has  actual  notice  of  relating  to  the  ownership,  operation,  management and  maintenance  of  the  Building,  including  any  damage  or  destruction  thereto  and  cooperate with and make such reports as are required by the Owner's insurers in connection therewith.

(m)

Generally,    do    all    things    reasonably    deemed    necessary    or

desirable for the buyer of the property

3:

The  Owner  authorizes  the  Agent,  for  the  Owner's  account  and  on  its behalf, to perform any act or do anything reasonably necessary or desirable in order to carry out the Agent's agreements contained in Article  SECOND hereof, and everything done by the Agent under the provisions of Article SECOND shall be done as agent of the Owner, and all obligations or expenses incurred there under (for which the Agent is not compensated as provided in Article

SIXTH  hereof)  shall  be  at  the  expense  of  the  Owner  subject  to  the  specific  limitations  set  forth herein.

Any payments made by the Agent hereunder shall be made out of such funds as  the  Agent  may  from  time  to  time  hold  for  the  account  of  the  Owner  or  as  may  be provided  by  the  Owner.  The  Agent  shall  not  be  obliged  to  make  any  advance  to  or  for  the account  of  the  Owner  or  to  pay  any  amount  except  out  of  funds  held  or  provided  as aforesaid,  nor  shall  the  Agent  be  obliged  to  incur  any  extraordinary  liability  or  obligation unless the Owner shall furnish the Agent with the necessary funds for the discharge thereof.

4:

All  funds  collected  by  the  Agent  for  the  account  of  the  Owner  will  be deposited in a bank or special account or accounts of the Owner and will not be co-mingled with other funds of the Agent. Such funds will be used only for Building and operations.

5:

The  Agent  shall  not  be  liable  to  the  Owner  for  any  loss  or  damage not  caused  by  the  Agent's  own  misconduct,  negligence  or  failure  to  comply  with  its  obligations hereunder.  The  Owner  will  indemnify  the  Agent  against  and  hold  the  Agent  harmless  from  (a)

any  liability,  damages,  costs  and  expenses  (including  reasonable  attorneys'  fees)  sustained  or incurred  for  injury  to  any  person  or  property  in,  about  or  in  connection  with  the  Building,  from any  cause  whatsoever,  unless  such  injury  shall  be  caused  by  the  Agent's  own  misconduct,

negligence  or  failure  to  comply  with  its  obligations  hereunder,  and  (b)  any  liability,  damages,

penalties,  costs  and  expenses,  statutory  or  otherwise,  for  all  acts  properly  performed  by  the

Agent  pursuant  to  the  instructions  of  the  Owner;  provided,  in  each  of  the  foregoing  instances,

that  the  Agent  promptly  advises  the  Owner  of  its  receipt  of  information  concerning  any  such injury and the amount of any such liability, damages, penalties, costs and expenses. The Owner will  carry  liability  insurance  (with  limits  acceptable  to  the  Agent  in  its  reasonable  judgment),

workers'  compensation  and  employer's  liability  insurance,  will  include  the  Agent  as  a  party insured  under  the  liability  policy  and  will  deliver  a  copy  of  such  liability  policy  to  the Agent  or  a certificate  evidencing  the  same. The Agent  hereby  indemnifies  the  Owner  (and  all  directors  and officers  of  the  Owner)  and  holds  Owner  and  such  officers  and  directors  harmless  from  and against  any  and  all  liability,  damages,  costs  and  expenses,  statutory  or  otherwise  (including reasonable attorneys' fees), sustained or incurred as a result of Agent's misconduct, negligence,

wrongdoing or failure to comply with Agent's obligations under this agreement or under law.

6:

The  Owner  shall  pay  the  Agent  3%  of  whatever  is  collected  as  full compensation for sales.

(a)

Out-of-pocket   expenses   incurred   at   the   request   of   Owner,

including  the  cost  of  postage  and  photocopying  for  mass  mailings  to  all  shareholders  made  at the request of Owner.

7:

The   Agent   shall   abide   by   the   highest   standards   of   ethics   in   the

performance of its obligations hereunder.

8:

This agreement shall be governed  by,  and interpreted in  accordance  with,

the laws of the State of Nevada.

9:

All  prior  understandings  and  agreements  between  the  parties  relative hereto  are  superseded  by  this  agreement,  which  is  the  entire  and  only  agreement  between  the parties  as  to  the  subject  matter  hereof.  This  agreement  cannot  be  altered,  modified,  amended,

changed  or  canceled  or  any  provisions  waived  or  abrogated,  except  by  a  writing  executed  by both  of  the  parties,  and  except  further  this  agreement  may  be  canceled  or  terminated  by  either party with 10 days written notice.

10:

All  notices  desired  or  required  to  be  given  by  the  parties  hereunder  shall be  deemed  to  have  been  properly  given  and  shall  be  effective  when  sent  by  U.S.  registered  or certified  mail,  return  receipt  requested,  or  by  overnight  delivery  or  by  hand  delivery,  addressed to  the  party  at  the  address  set  forth  above.  Either  party  may  give  the  other  party  notice  of  a substitute address for service.

IN WITNESS WHEREOF, the parties hereto have executed this agreement the day and year first above written.

Agent:
Realco International, INC.

By: ______________________

Owner:
Israel RE Vision Group

By: ______________________